     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811-21634

                                                                                                    Access One Trust
                                                                         (Exact name of registrant as specified in charter)

                            7501 Wisconsin Avenue, Suite 1000                                           Bethesda, MD                                                                    20814
                                                                          (Address of principal executive offices)                                                                                 (Zip code)

                                                                        Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
                                                                                          (Name and address of agent for service)

Registrant’s telephone number, including area code:                        (240) 497-6400

Date of fiscal year end:                              October 31

Date of reporting period:                           October 31, 2010

Item 1. Reports to Stockholders.

PROFUNDS®

Access One Trust

Access Flex High Yield Fund℠

Access Flex Bear High Yield Fund℠

OCTOBER 31, 2010

Annual Report

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Expense Examples
11	Financial Statements and Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Board Approval of Investment Advisory Agreements
34	Trustees and Officers

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Message from the Chairman	1

Dear Shareholder:

I am pleased to present the Access Funds Annual Report to shareholders for the 12 months ended October 31, 2010.

Adding to their recovery in 2009, high yield securities generated strong positive returns during the 12 months ended October 31, 2010. The JPMorgan Domestic High Yield Index gained 19.1%. By comparison, the S&P 500®, a measure of U.S. large-cap stock performance, rose 16.5%. The Access Flex High Yield Investor Class shares gained 22.7%, and the Access Flex Bear High Yield Investor Class shares declined 24.8%.

Strong Results Relative to Treasurys

During a period of understated economic performance, relatively low default rates on corporate debt, and low available yields on cash and government-backed bonds, taking on more risk rewarded high yield investors. U.S. bond rates as measured by the Ryan Labs 10-year U.S. Treasury Index declined during the period, from 3.4% in October 2009 to 2.6% in October 2010. Record levels of high yield bond issuance, combined with investor appetite for yield, resulted in steady spread compression during the period, with the JPMorgan Domestic High Yield Summary Yield to Maturity dropping from 9.8% in October 2009 to 7.9% at the end of the period. As a result, the value of high yield securities increased markedly, which boosted investors’ returns.

High Yield Outlook

Since 2009, high yield bonds have performed well during a period of weak economic growth, as constrained consumer and weak housing markets could continue to support an accommodative stance by central banks. That said, investors should continue to monitor developments that might potentially overheat the economy, or create a cooling-off period that might lead to a double-dip recession. For now, the economic outlook remains marked by uncertainty and risk.

We appreciate the trust you have placed in us by choosing Access One Trust and look forward to continuing to serve your investing needs.

Sincerely,

Michael L.Sapir
Chairman

All investment performance index figures above reflect total return.

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Management Discussion of Fund Performance :: Access One Trust :: Access Flex High Yield Fund :: 5

The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.
During the past 12 months, the performance of the High Yield sector was generally strong as investors reached for sources of yield in a low interest rate environment. The period has been characterized by improvements in the U.S. economy as government stimulus programs, increased consumer spending and expansion of credit have translated into economic growth. U.S. high yield bond defaults have also sharply declined from the previous year as companies have worked to strengthen their balance sheets and boost liquidity.
The Federal Reserve has continued to keep interest rates low, with the Fed Funds rate at a target of 0.0% – 0.25%. For the fiscal year ended October 31, 2010, the total return of the Fund’s Investor Class shares was 22.65%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 19.05%1 during the same time period.
High Yield returns outperformed returns for U.S. Treasury Debt. From October 31, 2009 through October 31, 2010, the total return for the 5-year U.S. Treasury Note was 9.99%2, while the 10-year U.S. Treasury Note returned 10.95%2.
Also, high yield markets generally outperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index1, for example, returned 16.52% from October 31, 2009 through October 31, 2010.
The Access Flex High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

Value of a $10,000 Investment at Net Asset Value*

*
The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex High Yield Fund from December 17, 2004 to October 31, 2010, assuming the reinvestment of distributions.

Average Annual Total Return as of 10/31/10

Fund	One Year	Five Year	Since Inception

Investor	22.65%	8.06%	7.06%
Service	21.51%	7.16%	6.09%
Class Aa	22.54%	7.99%	6.91%
Class A (with sales charge)[a,b]	16.72%	6.95%	6.03%
JPMorgan Domestic High Yield Index	19.05%	8.97%	7.82%

Expense Ratios**

Fund	Gross	Net

Investor	1.59%	1.59%
Service	2.59%	2.59%
Class A	1.84%	1.84%

**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2010. Contractual fee waivers are in effect through February 28, 2011.
[a]

Class A Shares were not in existence prior to July 3, 2006. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses applicable to the Class A Shares.

[b]	Reflects the 4.75% maximum sales charge.

Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets

Credit Default Swap Agreements	99%
U.S. Treasury Obligations	47%
Futures Contracts	32%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments or cash equivalents.

Holdings

The Access Flex High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure

% of Market
Exposure

Consumer Cyclical	28%
Consumer Non-Cyclical	15%
Communications	14%
Industrial	10%
Financial	9%
Utilities	6%
Energy	6%
Technology	6%
Basic Materials	6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.profunds.com.
[1]

The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]

The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note are total return indexes and reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

6 :: Access One Trust :: Access Flex Bear High Yield Fund :: Management Discussion of Fund Performance

The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. During the past 12 months, the performance of the High Yield sector was generally strong as investors reached for sources of yield in a low interest rate environment. The period has been characterized by improvements in the U.S. economy as government stimulus programs, increased consumer spending and expansion of credit have translated into economic growth. U.S. high yield bond defaults have also sharply declined from the previous year as companies have worked to strengthen their balance sheets and boost liquidity.
The Federal Reserve has continued to keep interest rates low, with the Fed Funds rate at a target of 0.0% – 0.25%. For the fiscal year ended October 31, 2010, the total return of the Fund’s Investor Class shares was down 24.79%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 19.05%1 during the same time period.
High Yield returns outperformed returns for U.S. Treasury Debt. From October 31, 2009 through October 31, 2010, the total return for the 5-year U.S. Treasury Note was 9.99%2, while the 10-year U.S. Treasury Note returned 10.95%2.
Also, high yield markets generally outperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index1, for example, returned 16.52% from October 31, 2009 through October 31, 2010.
The Access Flex Bear High Yield Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) and inverse 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

Value of a $10,000 Investment at Net Asset Value*

*
The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex Bear High Yield Fund from April 27, 2005 to October 31, 2010, assuming the reinvestment of distributions.

Average Annual Total Return as of 10/31/10

Fund	One Year	Five Year	Since Inception

Investor	-24.79%	-8.97%	-8.88%
Service	-25.56%	-9.88%	-9.80%
Class Aa	-24.88%	-9.18%	-9.11%
Class A (with sales charge)[a,b]	-28.46%	-10.06%	-9.91%
JPMorgan Domestic High Yield Index	19.05%	8.97%	8.64%

Expense Ratios**

Fund	Gross	Net

Investor	1.83%	1.83%
Service	2.83%	2.83%
Class A	2.08%	2.08%

**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2010. Contractual fee waivers are in effect through February 28, 2011.
[a]

Class A Shares were not in existence prior to September 8, 2005. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses applicable to the Class A Shares.

[b]	Reflects the 4.75% maximum sales charge.

Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets

Credit Default Swap Agreements	(99)%
Futures Contracts	(85)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments or cash equivalents.

Holdings

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure

% of Market
Exposure

Consumer Cyclical	(28)%
Consumer Non-Cyclical	(15)%
Communications	(14)%
Industrial	(10)%
Financial	(9)%
Utilities	(6)%
Energy	(6)%
Technology	(6)%
Basic Materials	(6)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.profunds.com.

[1]

The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]

The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note are total return indexes and reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Expense Examples (unaudited) :: Access One Trust :: 9

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at May 1, 2010 and held for the entire period from May 1, 2010 through October 31, 2010.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/10	10/31/10	5/1/10 - 10/31/10	5/1/10 - 10/31/10

Access Flex High Yield Fund - Investor Class	$1,000.00	$1,088.30	$7.63	1.45%
Access Flex High Yield Fund - Service Class	1,000.00	1,083.00	12.86	2.45%
Access Flex High Yield Fund - Class A	1,000.00	1,087.80	8.47	1.61%
Access Flex Bear High Yield Fund - Investor Class	1,000.00	879.00	9.24	1.95%
Access Flex Bear High Yield Fund - Service Class	1,000.00	874.70	13.94	2.95%
Access Flex Bear High Yield Fund - Class A	1,000.00	878.30	9.75	2.06%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in your Fund and other funds.To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/10	10/31/10	5/1/10 - 10/31/10	5/1/10 - 10/31/10

Access Flex High Yield Fund - Investor Class	$1,000.00	$1,017.90	$7.37	1.45%
Access Flex High Yield Fund - Service Class	1,000.00	1,012.85	12.43	2.45%
Access Flex High Yield Fund - Class A	1,000.00	1,017.09	8.19	1.61%
Access Flex Bear High Yield Fund - Investor Class	1,000.00	1,015.38	9.91	1.95%
Access Flex Bear High Yield Fund - Service Class	1,000.00	1,010.33	14.95	2.95%
Access Flex Bear High Yield Fund - Class A	1,000.00	1,014.82	10.46	2.06%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

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October 31, 2010 :: Schedule of Portfolio Investments :: Access One Trust :: Access Flex High Yield Fund :: 13

U.S. Treasury Obligations (46.6%)
	Principal
	Amount	Value

U.S. Treasury Notes, 1.250%, 10/31/15	$150,100,000	$150,651,148

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $150,193,812)		150,651,148

Repurchase Agreements (98.7%)
Bank of America, 0.13%, 11/1/10+, dated 10/29/10, with a repurchase price of $25,260,274 (Collateralized by $23,638,100 U.S. Treasury Notes, 3.50%, 5/15/20, total value $25,765,529)	25,260,000	25,260,000
Deutsche Bank, 0.14%, 11/1/10+, dated 10/29/10, with a repurchase price of $93,830,095 (Collateralized by $95,802,000 of various U.S. Government Agency Obligations, 0.20%‡–3.50%, 8/8/11-8/17/20, total value $95,707,922)	93,829,000	93,829,000
HSBC, 0.15%, 11/1/10+, dated 10/29/10, with a repurchase price of $159,947,999 (Collateralized by $161,764,000 of various Federal National Mortgage Association Securities, 1.00%–3.25%, 2/19/13-4/9/13, total value $163,147,732)	159,946,000	159,946,000
UBS, 0.15%, 11/1/10+, dated 10/29/10, with a repurchase price of $21,651,271 (Collateralized by $21,469,000 Federal National Mortgage Association, 6.25%, 2/1/11, total value $22,086,234)	21,651,000	21,651,000
UMB, 0.13%, 11/1/10+, dated 10/29/10, with a repurchase price of $17,968,195 (Collateralized by $18,222,200 of various U.S. Treasury Obligations, 0.88%–1.50%,12/31/10-7/15/12, total value $18,327,500)	17,968,000	17,968,000

TOTAL REPURCHASE AGREEMENTS
(Cost $318,654,000)		318,654,000

TOTAL INVESTMENT SECURITIES
(Cost $468,847,812) — 145.3%		469,305,148
Net other assets (liabilities) — (45.3)%		(146,313,179)

NET ASSETS — 100.0%		$322,991,969

‡	Represents the effective yield or interest rate in effect at October 31, 2010.
†

All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of October 31, 2010, the aggregate amount held in a segregated account was $30,998,000.

See accompanying notes to the financial statements.

14 :: Access One Trust :: Access Flex High Yield Fund :: Schedule of Portfolio Investments :: October 31, 2010

Futures Contracts Purchased
		Unrealized
		Appreciation/
	Contracts	(Depreciation)

5-Year U.S. Treasury Note Futures Contract expiring 1/3/11 (Underlying notional amount at value $102,625,125)	844	$1,344,456

Credit Default Swap Agreements — Sell Protection(a)
			Implied
			Credit			Upfront
	Fixed Deal		Spread at			Premiums
	Receive	Maturity	October 31,	Notional		Paid	Unrealized
Underlying Instrument	Rate	Date	2010(b)	Amount(c)	Value(d)	(Received)	Gain (Loss)(e)

CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 15	5.00%	12/20/15	4.87%	$89,200,000	$874,903	$(2,787,500)	$3,662,403
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 15	5.00%	12/20/15	4.87%	72,300,000	709,143	(2,169,000)	2,878,143
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 15	5.00%	12/20/15	4.87%	85,500,000	838,613	(2,446,875)	3,285,488
CDX North America High Yield Index Swap Agreement with UBS AG; Series 15	5.00%	12/20/15	4.87%	73,600,000	721,893	(2,300,000)	3,021,893

					$3,144,552	$(9,703,375)	$12,847,927

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

(c)

The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

(d)

The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)

The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected profit (or loss) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized losses as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the financial statements.

October 31, 2010 :: Schedule of Portfolio Investments :: Access One Trust :: Access Flex Bear High Yield Fund :: 15

Repurchase Agreements (83.5%)
	Principal
	Amount	Value

Bank of America, 0.13%, 11/1/10+, dated 10/29/10, with a repurchase price of $375,004 (Collateralized by $351,100 U.S. Treasury Notes, 3.50%, 5/15/20, total value $382,699)	$375,000	$375,000
Deutsche Bank, 0.14%, 11/1/10+, dated 10/29/10, with a repurchase price of $1,400,016 (Collateralized by $1,423,000 Federal Home Loan Mortgage Corp., 3.50%, 8/17/20, total value $1,429,339)	1,400,000	1,400,000
HSBC, 0.15%, 11/1/10+, dated 10/29/10, with a repurchase price of $2,389,030 (Collateralized by $2,300,000 of various U.S. Government Agency Obligations, 0.49%–3.25%, 10/26/12-4/9/13, total value $2,437,915)	2,389,000	2,389,000
UBS, 0.15%, 11/1/10+, dated 10/29/10, with a repurchase price of $322,004 (Collateralized by $320,000 Federal National Mortgage Association, 6.25%, 2/1/11, total value $329,200)	322,000	322,000
UMB, 0.13%, 11/1/10+, dated 10/29/10, with a repurchase price of $276,003 (Collateralized by $280,500 U.S. Treasury Notes, 0.88%, 12/31/10, total value $281,664)	276,000	276,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,762,000)		4,762,000

TOTAL INVESTMENT SECURITIES
(Cost $4,762,000) — 83.5%		4,762,000
Net other assets (liabilities) — 16.5%		938,045

NET ASSETS — 100.0%		$5,700,045

†

All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of October 31, 2010, the aggregate amount held in a segregated account was $490,000.

See accompanying notes to the financial statements.

16 :: Access One Trust :: Access Flex Bear High Yield Fund :: Schedule of Portfolio Investments :: October 31, 2010

Futures Contracts Sold
		Unrealized
		Appreciation/
	Contracts	(Depreciation)

5-Year U.S. Treasury Note Futures Contract expiring 1/3/11 (Underlying notional amount at value $4,863,750)	40	$(34,644)

Credit Default Swap Agreements — Buy Protection(a)
			Implied
			Credit			Upfront
	Fixed Deal		Spread at			Premiums
	Pay	Maturity	October 31,	Notional		Paid	Unrealized
Underlying Instrument	Rate	Date	2010(b)	Amount(c)	Value(d)	(Received)	Gain (Loss)(e)

CDX North America
High Yield Index Swap
Agreement with Deutsche
Bank AG; Series 15	5.00%	12/20/15	4.87%	$700,000	$(6,865)	$21,000	$(27,865)
CDX North America
High Yield Index Swap
Agreement with Goldman Sachs
International; Series 15	5.00%	12/20/15	4.87%	3,800,000	(37,272)	118,750	(156,022)
CDX North America High Yield
Index Swap Agreement with
UBS AG; Series 15	5.00%	12/20/15	4.87%	1,100,000	(10,789)	688	(11,477)

					$(54,926)	$140,438	$(195,364)

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

(c)

The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

(d)

The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)

The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected profit (or loss) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized gains as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the financial statements.

October 31, 2010 :: Statements of Assets and Liabilities :: Access One Trust :: 17

	Access	Access Flex
	Flex High	Bear High
	Yield Fund	Yield Fund

ASSETS:
Total Investment Securities, at cost	$468,847,812	$4,762,000

Securities, at value	150,651,148	—
Repurchase agreements, at value	318,654,000	4,762,000

Total Investment Securities, at value	469,305,148	4,762,000
Cash	505	247
Segregated cash balances with brokers for futures contracts	1,155,491	31,637
Interest receivable	3,833	57
Receivable for capital shares issued	347,494	84,399
Receivable for closed swap positions	—	925,069
Unrealized gain on credit default swap agreements	12,847,927	—
Premiums paid on credit default swap agreements	—	140,438
Prepaid expenses	13,073	11,466

TOTAL ASSETS	483,673,471	5,955,313

LIABILITIES:
Payable for investments purchased	150,193,813	—
Payable for capital shares redeemed	202,758	18,529
Unrealized loss on credit default swap agreements	—	195,364
Premiums received on credit default swap agreements	9,703,375	—
Advisory fees payable	207,792	15,274
Management services fees payable	41,559	3,055
Administration fees payable	10,714	186
Distribution and services fees payable - Service Class	9,289	165
Distribution and services fees payable - Class A	54	— (a)
Trustee fees payable	219	25
Transfer agency fees payable	37,912	1,712
Fund accounting fees payable	21,926	380
Compliance services fees payable	833	91
Service fees payable	6,471	112
Other accrued expenses	244,787	20,375

TOTAL LIABILITIES	160,681,502	255,268

NET ASSETS	$322,991,969	$5,700,045

NET ASSETS CONSIST OF:
Capital	$325,604,568	$28,880,429
Accumulated net investment income (loss)	(2,384,961)	195,364
Accumulated net realized gains (losses) on investments	(14,877,357)	(23,145,740)
Net unrealized appreciation (depreciation) on investments	14,649,719	(230,008)

NET ASSETS	$322,991,969	$5,700,045

NET ASSETS:
Investor Class	$311,782,170	$5,533,780
Service Class	10,952,195	165,117
Class A	257,604	1,148
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, no par value):
Investor Class	10,628,366	320,224
Service Class	372,930	10,025
Class A	8,601	65
NET ASSET VALUE (redemption price per share):
Investor Class	$29.33	$17.28
Service Class	29.37	16.47
Class A(b)	29.95	17.74 (c)
MAXIMUM SALES CHARGE:
Class A	4.75%	4.75%
MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge)
of net asset value adjusted to the nearest cent per share):
Class A	$31.44	$18.62

(a)	Amount is less than $0.50.
(b)

Redemption price per share may vary for certain purchases of Class A shares that are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

(c)	Net asset value is calculated using unrounded net assets of $1,147.73 divided by the unrounded shares outstanding of 64.68.

See accompanying notes to the financial statements.

18 :: Access One Trust :: Statements of Operations :: For the Year Ended October 31

	Access	Access Flex
	Flex High	Bear High
	Yield Fund	Yield Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2010

INVESTMENT INCOME:
Interest	$1,355,742	$39,347

EXPENSES:
Advisory fees	1,189,317	389,510
Management services fees	237,865	77,902
Administration fees	72,436	25,231
Distribution and services fees - Service Class	87,025	8,178
Distribution and services fees - Class A	875	2
Transfer agency fees	125,342	37,621
Administrative services fees	448,718	174,512
Registration and filing fees	76,005	58,858
Custody fees	15,830	9,967
Fund accounting fees	127,429	41,505
Trustee fees	1,798	639
Compliance services fees	695	370
Service fees	37,693	12,607
Other fees	116,551	52,897

Total Gross Expenses before reductions	2,537,579	889,799
Less Expenses reduced by the Advisor	—	(8,681)

TOTAL NET EXPENSES	2,537,579	881,118

NET INVESTMENT INCOME (LOSS)	(1,181,837)	(841,771)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	6,787,984	454,282
Net realized gains (losses) on futures contracts	4,642,742	(2,298,578)
Net realized gains (losses) on swap agreements	6,373,797	(14,255,121)
Change in net unrealized appreciation/depreciation on investments	14,790,091	(784,522)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	32,594,614	(16,883,939)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$31,412,777	$(17,725,710)

See accompanying notes to the financial statements.

For the Years Ended October 31 :: Statements of Changes in Net Assets :: Access One Trust :: 19

	Access Flex High Yield Fund		Access Flex Bear High Yield Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(1,181,837)	$(958,199)	$(841,771)	$(860,273)
Net realized gains (losses) on investments	17,804,523	(1,890,482)	(16,099,417)	(8,691,790)
Change in net unrealized appreciation/depreciation
on investments	14,790,091	(294,760)	(784,522)	185,536

Change in net assets resulting from operations	31,412,777	(3,143,441)	(17,725,710)	(9,366,527)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income
Investor Class	(7,575,230)	(11,894,344)	—	—
Service Class	(280,760)	(314,681)	—	—
Class A	(17,180)	(51,271)	—	—

Change in net assets resulting from distributions	(7,873,170)	(12,260,296)	—	—

Change in net assets resulting from capital transactions	255,571,792	38,680,313	(117,298,613)	98,433,792

Change in net assets	279,111,399	23,276,576	(135,024,323)	89,067,265
NET ASSETS:
Beginning of period	43,880,570	20,603,994	140,724,368	51,657,103

End of period	$322,991,969	$43,880,570	$5,700,045	$140,724,368

Accumulated net investment income (loss)	$(2,384,961)	$2,412,683	$195,364	$(1,064,634)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	$1,389,383,194	$1,608,075,830	$469,433,800	$578,136,184
Dividends reinvested	7,492,842	11,020,040	—	—
Value of shares redeemed	(1,141,155,379)	(1,588,466,235)	(583,788,492)	(483,813,658)
Service Class
Proceeds from shares issued	47,251,200	62,438,400	5,001,380	49,898,850
Dividends reinvested	273,587	313,556	—	—
Value of shares redeemed	(46,934,887)	(55,656,236)	(7,945,301)	(45,787,584)
Class A
Proceeds from shares issued	994,630	2,662,866	—	—
Dividends reinvested	15,664	50,616	—	—
Value of shares redeemed	(1,749,059)	(1,758,524)	—	—

Change in net assets resulting from capital transactions	$255,571,792	$38,680,313	$(117,298,613)	$98,433,792

SHARE TRANSACTIONS:
Investor Class
Issued	51,849,239	72,672,753	23,277,391	21,842,545
Reinvested	277,802	482,219	—	—
Redeemed	(42,877,439)	(72,568,622)	(28,929,325)	(17,615,587)
Service Class
Issued	1,762,453	2,789,735	260,895	1,870,443
Reinvested	10,146	13,643	—	—
Redeemed	(1,763,009)	(2,508,367)	(406,304)	(1,780,089)
Class A
Issued	35,604	120,583	—	—
Reinvested	585	2,166	—	—
Redeemed	(65,476)	(85,564)	—	—

Change in shares	9,229,905	918,546	(5,797,343)	4,317,312

See accompanying notes to the financial statements.

20 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights FOR THE PERIODS ENDED OCTOBER 31

Selected data for a share of beneficial interest outstanding throughout the periods indicated.
		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)

Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2010	$24.61	(0.19)	5.68	5.49	—	(0.77)	—	—	(0.77)	$29.33	22.65%		1.54%	1.54%	(0.69)%	$311,782	1,858%
Year Ended October 31, 2009	$23.91	(0.16)	2.80 (d)	2.64	—	(1.94)	—	—	(1.94)	$24.61	12.13%		1.59%	1.59%	(0.71)%	$33,933	2,367%
Year Ended October 31, 2008	$28.74	0.35	(2.50)	(2.15)	(1.00)	(1.68)	—	—	(2.68)	$23.91	(8.05)%		1.59%	1.59%(e)	1.24%	$18,944	3,080%
Year Ended October 31, 2007	$28.66	0.90	0.69	1.59	(0.88)	(0.63)	—	—	(1.51)	$28.74	5.65%		1.52%	1.52%	3.12%	$24,785	1,757%
Year Ended October 31, 2006	$29.37	0.80	2.03	2.83	(1.41)	(1.64)	(0.02)	(0.47)	(3.54)	$28.66	10.30%		1.72%	1.72%	2.80%	$66,787	1,900%
Service Class
Year Ended October 31, 2010	$24.76	(0.46)	5.73	5.27	—	(0.66)	—	—	(0.66)	$29.37	21.51%		2.54%	2.54%	(1.69)%	$10,952	1,858%
Year Ended October 31, 2009	$24.04	(0.38)	2.82 (d)	2.44	—	(1.72)	—	—	(1.72)	$24.76	11.04%		2.59%	2.59%	(1.71)%	$8,997	2,367%
Year Ended October 31, 2008	$28.74	0.07	(2.51)	(2.44)	(0.85)	(1.41)	—	—	(2.26)	$24.04	(8.96)%		2.59%	2.59%(e)	0.24%	$1,643	3,080%
Year Ended October 31, 2007	$28.72	0.61	0.69	1.30	(0.75)	(0.53)	—	—	(1.28)	$28.74	4.62%		2.52%	2.52%	2.12%	$5,723	1,757%
Year Ended October 31, 2006	$29.27	0.51	2.22	2.73	(1.28)	(1.51)	(0.02)	(0.47)	(3.28)	$28.72	9.99%		2.72%	2.72%	1.80%	$9,363	1,900%
Class A
Year Ended October 31, 2010	$25.11	(0.24)	5.81	5.57	—	(0.73)	—	—	(0.73)	$29.95	22.54%		1.74%	1.74%	(0.89)%	$258	1,858%
Year Ended October 31, 2009	$24.34	(0.21)	2.87 (d)	2.66	—	(1.89)	—	—	(1.89)	$25.11	11.89%		1.83%	1.83%	(0.95)%	$951	2,367%
Year Ended October 31, 2008	$28.96	0.28	(2.54)	(2.26)	(0.89)	(1.47)	—	—	(2.36)	$24.34	(8.26)%		1.84%	1.84%(e)	0.99%	$17	3,080%
Year Ended October 31, 2007	$28.90	0.83	0.68	1.51	(0.84)	(0.61)	—	—	(1.45)	$28.96	5.32%		1.77%	1.77%	2.87%	$2,147	1,757%
July 3, 2006 through October 31, 2006(f)	$28.25	0.77	1.07	1.84	(0.55)	(0.62)	(0.02)	—	(1.19)	$28.90	6.58	%(g)	1.97%	1.97%	2.55%	$4,976	1,900	%(g)
Access Flex Bear High Yield Fund
Investor Class
Year Ended October 31, 2010	$22.99	(0.34)	(5.37)	(5.71)	—	—	—	—	—	$17.28	(24.79)%		1.70%	1.68%	(1.61)%	$5,534	650	%(h)
Year Ended October 31, 2009	$28.56	(0.47)	(5.10)	(5.57)	—	—	—	—	—	$22.99	(19.50)%		1.83%	1.83%	(1.74)%	$137,283	—
Year Ended October 31, 2008	$27.45	0.33	1.81	2.14	(0.30)	(0.73)	—	—	(1.03)	$28.56	8.11%		1.54%	1.54%	1.24%	$49,847	—
Year Ended October 31, 2007	$27.33	1.02	(0.90)	0.12	—	—	—	—	—	$27.45	0.44%		1.43%	1.43%	3.70%	$129,159	—
Year Ended October 31, 2006	$28.75	0.90	(2.32)	(1.42)	—	—	—	—	—	$27.33	(4.94)%		1.57%	1.57%	3.18%	$87,950	—
Service Class
Year Ended October 31, 2010	$22.13	(0.54)	(5.12)	(5.66)	—	—	—	—	—	$16.47	(25.56)%		2.70%	2.68%	(2.61)%	$165	650	%(h)
Year Ended October 31, 2009	$27.78	(0.73)	(4.92)	(5.65)	—	—	—	—	—	$22.13	(20.30)%		2.83%	2.83%	(2.74)%	$3,440	—
Year Ended October 31, 2008	$26.74	0.07	1.77	1.84	(0.24)	(0.56)	—	—	(0.80)	$27.78	7.09%		2.54%	2.54%	0.24%	$1,808	—
Year Ended October 31, 2007	$26.88	0.75	(0.89)	(0.14)	—	—	—	—	—	$26.74	(0.52)%		2.43%	2.43%	2.70%	$13,015	—
Year Ended October 31, 2006	$28.57	0.62	(2.31)	(1.69)	—	—	—	—	—	$26.88	(5.92)%		2.57%	2.57%	2.18%	$11,458	—
Class A
Year Ended October 31, 2010	$23.63	(0.36)	(5.53)	(5.89)	—	—	—	—	—	$17.74	(24.88)%		1.83%	1.81%	(1.74)%	$1	650	%(h)
Year Ended October 31, 2009	$29.41	(0.52)	(5.26)	(5.78)	—	—	—	—	—	$23.63	(19.65)%		2.02%	2.02%	(1.93)%	$2	—
Year Ended October 31, 2008	$27.27	0.26	1.88	2.14	—	—	—	—	—	$29.41	7.85%		1.79%	1.79%	0.99%	$2	—
Year Ended October 31, 2007	$27.20	0.95	(0.88)	0.07	—	—	—	—	—	$27.27	0.26%		1.68%	1.68%	3.45%	$2	—
Year Ended October 31, 2006	$28.73	0.83	(2.36)	(1.53)	—	—	—	—	—	$27.20	(5.53)%		1.82%	1.82%	2.93%	$185	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.58%, 2.58%, and 1.83% for the Investor Class, service Class and Class A shares, respectively, for the year ended October 31, 2008.
(f)	Period from commencement of operations.
(g)	Not annualized for periods less than one year.
(h)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

See accompanying notes to the financial statements.

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Notes to Financial Statements :: Access One Trust :: 23

1.  Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the portfolios of the Trust included in this report (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has three classes of shares outstanding: Investor Class, Service Class and Class A.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan, voting rights on matters affecting a single class of shares and sales charges. Class A shares incur a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price. Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect any risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Repurchase Agreements

A Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the “Advisor”). Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within the ProFunds and Access One Trust invest in repurchase agreements jointly, therefore, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Short Sales

The Access Flex Bear High Yield Fund may engage in short sales. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. The Fund will segregate cash or liquid instruments with the custodian or designate collateral for such securities sold short.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. For the year ended October 31, 2010, there were no short sale transactions.

When-Issued Securities

Each Fund may purchase securities on a when-issued basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery

24 :: Access One Trust :: Notes to Financial Statements

of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral for such when-issued securities on the Fund’s records. As of October 31, 2010, the Funds did not hold any when-issued securities.

Derivative Instruments

Each Fund maintains exposure to the high yield market, regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. Each Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as “junk bonds”), other debt and money market instruments, futures contracts and options. During the year ended October 31, 2010, the Funds held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet each Fund’s investment objective.

All open derivative positions at period end are reflected on each respective Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with each Fund’s investment objective.

The notional amount of the open derivative positions relative to each Fund’s net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period for each respective Fund.

The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposures related to each instrument type.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts or bond futures contracts and options thereon. During the year ended October 31, 2010, the Funds entered into bond futures contracts. The Funds use futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Funds generally choose to engage in closing or offsetting transactions before final settlement. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statements of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. During the year ended October 31, 2010, the Funds did not hold any options.

Swap Agreements

The Funds may enter into swap agreements, primarily credit default swap agreements (“CDSs”). During the year ended October 31, 2010, the Funds entered into CDS. The Funds use swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities).

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Notes to Financial Statements :: Access One Trust :: 25

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and when the periodic payments are made.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of a Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause a Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure each Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. A Fund bears the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. A Fund will enter into swap agreements only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk, including early termination and payment, using different counterparties and limiting the net amount due from any individual counterparty.

The Funds, as applicable, collateralize swap agreements by segregating or designating cash and certain securities. Certain collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Summary of Derivative Instruments

 Fair Values of Derivative Instruments on the Funds’ Statements of Assets and Liabilities as of October 31, 2010:

	Assets		Liabilities

		Unrealized		Unrealized
	Variation	Gain on	Variation	Loss on
	Margin on	Credit Default	Margin on	Credit Default
	Futures	Swap	Futures	Swap
Fund	Contracts*	Agreements	Contracts*	Agreements

Credit Risk Exposure:
Access Flex High Yield Fund	$–	$12,847,927	$–	$–
Access Flex Bear High Yield Fund	–	–	–	195,364
Interest Rate Risk Exposure:
Access Flex High Yield Fund	$1,344,456	$–	$–	$–
Access Flex Bear High Yield Fund	–	–	34,644	–

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported as cash within the Statements of Assets and Liabilities.

26 :: Access One Trust :: Notes to Financial Statements

The Effect of Derivative Instruments on the Funds’ Statements of Operations for the year ended October 31, 2010:

	Realized Gain (Loss)		Net Change in Unrealized Appreciation
	on Derivatives Recognized		(Depreciation) on Derivatives
	as a Result from Operations		Recognized as a Result from Operations

	Net	Net
	Realized	Realized	Change in
	Gains (Losses)	Gains (Losses)	Net Unrealized
	on Futures	on Swap	Appreciation/Depreciation
Fund	Contracts	Agreements	on Investments

Credit Risk Exposure:
Access Flex High Yield Fund	$–	$6,373,797	$13,238,158
Access Flex Bear High Yield Fund	–	(14,255,121)	(1,259,999)
Interest Rate Risk Exposure:
Access Flex High Yield Fund	$4,642,742	$–	$1,205,257
Access Flex Bear High Yield Fund	(2,298,578)	–	475,477

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund, or jointly with an affiliate, are allocated among the respective Funds and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly. The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. The Funds have a tax year end of October 31st.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”

 3.  Investment Valuation Summary

The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•  Level 1– quoted prices in active markets for identical assets

•  Level 2– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•  Level 3– significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements :: Access One Trust :: 27

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For example, repurchase agreements maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Derivatives (e.g., futures contracts, options and swap agreements) are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments, except for fixed-income securities of sufficient credit quality and maturing in sixty days or less may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2010, based upon the three levels defined above, is included in the table below:

			LEVEL 2 - Other Significant
	LEVEL 1 - Quoted Prices		Observable Inputs		Total

	Investment	Other Financial	Investment	Other Financial	Investment	Other Financial
	Securities	Instruments^	Securities	Instruments^	Securities	Instruments^

Access Flex High Yield Fund
U.S. Treasury Obligations	$–	$–	$150,651,148	$–	$150,651,148	$–
Repurchase Agreements	–	–	318,654,000	–	318,654,000	–
Futures Contracts	–	1,344,456	–	–	–	1,344,456
Swap Agreements	–	–	–	12,847,927	–	12,847,927

Total	$–	$1,344,456	$469,305,148	$12,847,927	$469,305,148	$14,192,383

Access Flex Bear High Yield Fund
Repurchase Agreements	$–	$–	$4,762,000	$–	$4,762,000	$–
Futures Contracts	–	(34,644)	–	–	–	(34,644)
Swap Agreements	–	–	–	(195,364)	–	(195,364)

Total	$–	$(34,644)	$4,762,000	$(195,364)	$4,762,000	$(230,008)

^
Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements as the unrealized gain or loss on the investment.

28 :: Access One Trust :: Notes to Financial Statements

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

4. Fees and Transactions with Affiliates

The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.

In addition, subject to the condition that the aggregate daily net assets of ProFunds and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees. As transfer agent for the Funds, Citi receives a base fee, account and service charges and reimbursement of certain expenses. As fund accounting agent for the Funds, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

Under the Plan, Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of each Fund’s average daily net assets attributable to Class A shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

The Distributor did not receive any commissions from the sale of Class A Shares of the Funds during the year ended October 31, 2010.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statements of Operations as “Service fees.”

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. The Trust, together with the affiliated Trusts, pay each Independent Trustee compensation for his services as Trustee at the annual rate of $133,500. Independent Trustees also receive $6,375 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $165,000 ($330,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the Access One and affiliated Trusts for the year ended October 31, 2010. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

Notes to Financial Statements :: Access One Trust :: 29

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses as follows:

	For the Period February 28, 2010			For the Period February 28, 2009
	through February 28, 2011			through February 28, 2010

	Investor	Service		Investor	Service
	Class	Class	Class A	Class	Class	Class A

Access Flex High Yield Fund	1.95%	2.95%	2.20%	1.95%	2.95%	2.20%
Access Flex Bear High Yield Fund	1.95%	2.95%	2.20%	1.95%	2.95%	2.20%

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of October 31, 2010, the recoupments that may potentially be made by the Funds are as follows:

	Expires 2/28/14	Total

Access Flex Bear High Yield Fund	$8,681	$8,681

5.  Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2010 were as follows:

	Purchases	Sales

Access Flex High Yield Fund	$1,508,109,025	$1,386,445,885
Access Flex Bear High Yield Fund	31,453,523	31,467,076

6. Investment Risks

Counterparty Risk

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Funds. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, the Funds might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with the total return of the high yield market.

Underlying Risk

The Funds are subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North America High Yield Swap Index, even if a Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

Please refer to the Prospectus and the Statement of Additional Information, which is unaudited, for additional description of risks associated with the Funds.

30 :: Access One Trust :: Notes to Financial Statements

7.  Federal Income Tax Information

As of the tax year end of October 31, 2010, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires
	2014	2015	2017	2018	Total

Access Flex High Yield Fund	$–	$–	$13,532,904	$–	$13,532,904
Access Flex Bear High Yield Fund	587,380	4,497,020	6,242,566	11,853,418	23,180,384

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below were as follows:

		Net		Total
	Ordinary	Long-Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid

October 31, 2010
Access Flex High Yield Fund	$7,873,170	$–	$7,873,170	$7,873,170
October 31, 2009
Access Flex High Yield Fund	$12,260,296	$–	$12,260,296	$12,260,296

As of the tax year end of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

Access Flex High Yield Fund	$10,462,969	$–	$–	$(13,532,904)	$457,336	$(2,612,599)
Access Flex Bear High Yield Fund	–	–	–	(23,180,384)	–	(23,180,384)

At October 31, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access Flex High Yield Fund	$468,847,812	$457,336	$–	$457,336
Access Flex Bear High Yield Fund	4,762,000	–	–	–

8.  Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

To the extent Lehman fails to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Any shortfall in payments from Lehman will be paid by the Advisor in support of the full carrying value of this outstanding receivable on the Funds’ financial statements. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement balances due from Lehman are included in “Receivable for closed swap positions” on the Statements of Assets and Liabilities. All other outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of October 31, 2010.

9.  Subsequent Event

The Class A shares of each Fund liquidated on November 30, 2010.

Report of Independent Registered Public Accounting Firm :: Access One Trust :: 31

To the Board of Trustees and Shareholders of Access One Trust:

We have audited the accompanying statements of assets and liabilities of Access One Trust (the Funds) (comprised of Access Flex High Yield Fund and Access Flex Bear High Yield Fund) including the schedule of portfolio investments, as of October 31, 2010, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights for the periods ended October 31, 2009 and prior were audited by other auditors whose report thereon dated December 24, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
December 22, 2010

32 :: Access One Trust :: Board Approval of Investment Advisory Agreements (unaudited) :: October 31, 2010

At a meeting held on September 22, 2010, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of each Fund and ProFund Advisors LLC (the “Advisor”). In determining whether to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) detailed information about the advisory services provided by the Advisor; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) information regarding trade allocation and best execution; and (x) information about the financial condition of the Advisor. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board evaluated this information, and was advised by independent legal counsel with respect to their deliberations. In addition, the Board considered matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including the Funds’ investment results and performance data.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. Furthermore, the Board’s conclusions may be based, in part, on their consideration of the relevant arrangements during the course of the year and in prior years. The Board evaluated all information available to it on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the investment performance of the Funds; and (iv) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

 Nature, Quality and Extent of the Advisor’s Services

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. The Board noted the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information concerning how the Advisor allocates trade transactions for the Funds. The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to each Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Funds. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were few fund complexes whose funds have substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to information prepared by Lipper, Inc. (“Lipper”) concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Board recognized that Lipper reported each fund’s management fee rate as the combined contractual advisory fee rate and the administration fee rate. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were acceptable given the services provided.

October 31, 2010 :: Board Approval of Investment Advisory Agreements (unaudited) :: Access One Trust :: 33

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve on their own the objectives of the Funds, noting that it would be more expensive or impossible to do so. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on its review, the Board concluded that the profitability to the Advisor of each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered relative performance and expense information for the Funds. The Board considered total return performance information relating to each Fund for the 3-month, 1-year, 3-year, 5-year and since inception periods ended June 30, 2010. The Board also considered total return performance information prepared by Lipper with respect to funds with the same Lipper investment classification and objective for the 3-month period and the 1, 3 and 5-year periods ended June 30, 2010. The Board focused on each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Board concluded that the Funds’ performance was satisfactory.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect, or “fall-out,” benefits, if any, that the Advisor derived from its relationship to the Funds but concluded that such benefits were relatively small. The Board considered that ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

34 :: Access One Trust :: Trustees and Officers (unaudited)

Number of
Operational
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorship
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee*	Trustee

Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112); Access One Trust (3); ProShares Trust (99)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to Present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112); Access One Trust (3); ProShares Trust (99)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); Managing Partner of ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (99)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC, and ProShare Advisors LLC.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Executive Officers

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 2081 4 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel and Chief Compliance Officer of ProShare Advisors LLC (December 2004 to present); Secretary of the Distributor (March 2008 to present).

Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Trustees and Officers (unaudited) :: Access One Trust :: 35

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary December 2008 to present	Indefinite;	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. since 2007 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1993.

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc., (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

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Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: profunds.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRO1010

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2009 $ 42,300
2010 $ 38,000

The fees for 2009 relate to the audit of the registrant’s annual financial statements paid to Ernst & Young LLP. The fees for 2010 relate to the audit of the registrant’s annual financial statements paid to KPMG LLP.

(b)	2009 $ 5,800
2010 $ 3,000

The fees for 2009 relate to the review of the semi-annual report to shareholders paid to Ernst & Young LLP. The fees for 2010 relate to the review of post-effective registration statements paid to KPMG LLP.

(c)	2009 $ 9,000
2010 $ 8,500

The fees for 2009 relate to the preparation of the registrant’s tax returns paid to Ernst & Young LLP. The fees for 2010 paid to KPMG LLP relate to the preparation of the registrant’s tax returns, review of income and capital gain distribution calculations.

(d)	2009 $ 0
2010 $ 0

(e)(1)        The Audit committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance if the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approva1 by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e)(2)	2009 0%
2010 0%

(f) Not applicable.

(g)	2009 $14,800
2010 $11,500

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Access One Trust

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                   December 29, 2010

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
                                              Louis M. Mayberg, President and Principal Executive Officer

Date                   December 29, 2010

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                  December 29, 2010

* Print the name and title of each signing officer under his or her signature.